Exhibit 99.1
Xhibit Corp.
80 E. Rio Salado Parkway, Suite 115
Tempe, AZ 85281

NEWS RELEASE

XHIBIT CORP. REPORTS 2012 FINANCIAL RESULTS

Total Revenue Increased 54% in 2012 to $9.8 Million and Gross Profit Increased 96% in 2012 to $5.1 Million

Tempe, AZ – PRWeb – April 24, 2013 – Xhibit Corp. (OTCQB: XBTC) ("Xhibit" or the "Company”), a leader in digital advertising and marketing services, reported its financial results for the fiscal quarter and year ended December 31, 2012.

Financial Highlights:

Three Months Ended December 31, 2012:

•	Revenue: Increased 12% to $2.4 million compared to $2.1 million for the quarter ended December 31, 2011.

•	Gross Profit: Increased 158% to $1.8 million compared to $0.7 million for quarter ended December 31, 2011. Gross margin improved to 77% compared to 33% for the quarter ended December 31, 2011.

•
Net Loss: Was $0.1 million compared to a net loss of $1.5 million for the quarter ended December 31, 2011.  Included in the $1.5 million loss for the prior year quarter was $1.5 million in stock compensation expense.

Twelve Months Ended December 31, 2012:

•	Revenue: Increased 54% to $9.8 million for the year ended December 31, 2012 compared to $6.4 million for 2011.

•	Gross Profit: Increased 96% in 2012 to $5.1 million compared to $2.6 million for 2011. Gross margin improved to 52% for 2012 compared to 41% for 2011.

•	Net Loss: Was $0.4 million for 2012 compared to a net loss of $0.3 million for 2011.

Recent Business Highlights

•	Completed our merger in June 2012 to become a publicly traded company

•	Relocated and established our corporate offices in Tempe, Arizona

•	Launched our corporate website

•	Acquired the intellectual property rights to our social media platform

•	Established our 2012 Stock Option Plan to attract, incentivize and retain world-class talent

•	Expanded the Board of Directors so that the Company is now governed by a majority of independent directors

“Overall, we are very pleased with the progress and results we achieved in 2012,” stated Michael J. Schifsky, Chief Financial Officer of Xhibit Corp.  “Our focus on improving the sales mix of both advertising products delivered and customers serviced has resulted in a significant increase of our year over year gross profit margins.  This improvement in gross profit dollars generated during 2012 has allowed us to accelerate our investments in new product development efforts and expand our sales, marketing and corporate infrastructure throughout the year to support anticipated future growth. Those efforts are already beginning to pay off.”

About Xhibit Corp.

Xhibit is a cloud based marketing and technology development company focused on digital advertising, online and mobile social media, CRM (customer relationship management) solutions. Xhibit offers a total solution for digital advertising that is integrated throughout its divisions and shares technology and resources across all of its services. Through its subsidiaries, Xhibit utilizes its branded products and services to provide digital marketing and advertising solutions for top tier advertisers and agency clients.

For more information see www.xhibitcorp.com.

Contact:
Xhibit Corp.
Michael Schifsky, CFO
602-281-3554
mschifsky@xhibitcorp.com

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Cautionary Statement Regarding Forward-Looking Information

This press release may contain certain "forward-looking statements" relating to the business of Xhibit Corp. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding the advantages of Xhibit's products and services, market acceptance those products and services, the business strategy, plans and objectives of Xhibit Corp., whether financial results will continue or improve in future periods, whether Xhibit's option plan will result in retention of world-class talent and any other statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects", “intended” or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results and ultimate corporate actions could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, the demand for social media and viability of it for advertising, products and services developed by other companies that are competitive with this form of advertising, market share garnered by competitors, ability to maintain customer and vendor relationships, Xhibit's ability to reduce or maintain expenses while increasing sales, recruiting strategies of competitors, and those factors discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov), among other factors. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

XHIBIT CORP.
CONSOLIDATED BALANCE SHEETS
	As of December 31,
	2012	2011
ASSETS
Current Assets:
Cash	$363,172	$241,077
Accounts receivable, net	699,207	606,203
Prepaid expenses	79,191	197,297
Accounts receivable, related party	-	8,750
Advancements to officers	-	107,851
Total current assets	1,141,570	1,161,178

Other assets:
Security deposit	32,731	32,731
Property and equipment, net	1,429,773	31,036
Intangibles, net	2,752,974	-

TOTAL ASSETS	$5,357,048	$1,224,945

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$640,736	$357,890
Accounts payable, related party	-	14,820
Accrued interest, related party	16,164	6,579
Notes payable, related party	700,000	333,516
Deferred lease incentive - current portion	123,203	-
Total current liabilities	1,480,103	712,805

Non-current Liabilities:
Deferred rent liability	236,476	12,759
Deferred lease incentive - non-current portion	616,013	-
TOTAL LIABILITIES	2,332,592	725,564

SHAREHOLDERS' EQUITY
Preferred stock, authorized 80,000,000 shares, $.0001 par value, none issued or outstanding
	-	-
Common stock, authorized 480,000,000 shares, $.0001 par value, 67,310,726 and 66,583,676 issued and outstanding
	6,731	6,658
Additional paid in capital	4,296,682	1,377,370
Accumulated deficit	(1,278,957)	(884,647)
Total shareholders' equity	3,024,456	499,381

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,357,048	$1,224,945

XHIBIT CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended December 31,
	2012	2011

Revenues	$2,353,634	$2,100,122
Cost of revenues	547,318	1,399,642
Gross profit	1,806,316	700,480

Operating expenses:
Sales and marketing	307,051	199,737
General and administrative	1,348,845	1,992,745
Research and development	239,727	34,820
Total operating expenses	1,895,623	2,227,302

Loss from operations	(89,307)	(1,526,822)

Other income / (expense):
Interest expense	(18,942)	(6,579)
Other income	52	-

Loss before income taxes	(108,197)	(1,533,401)
Income taxes	-	-

Net loss	$(108,197)	$(1,533,401)

Net income (loss) per common share:
Basic	$(0.00)	$(0.02)
Diluted	$(0.00)	$(0.02)

Weighted-average shares used to calculate net loss per common share:
Basic & Diluted	67,310,726	65,170,715

XHIBIT CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2012	2011

Revenues	$9,772,966	$6,351,384
Cost of revenues	4,686,384	3,760,553
Gross profit	5,086,582	2,590,831

Operating expenses:
Sales and marketing	1,061,470	388,589
General and administrative	3,787,342	2,481,846
Research and development	576,504	49,820
Total operating expenses	5,425,316	2,920,255

Loss from operations	(338,734)	(329,424)

Other income / (expense):
Interest expense	(56,265)	(6,579)
Other income	689	-

Loss before income taxes	(394,310)	(336,003)
Income taxes	-	-

Net loss	$(394,310)	$(336,003)

Net income (loss) per common share:
Basic	$(0.01)	$(0.01)
Diluted	$(0.01)	$(0.01)

Weighted-average shares used to calculate net loss per common share:
Basic & Diluted	67,001,730	63,616,658

XHIBIT CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2012	2011
Cash flows from operating activities:
Net loss	$(394,310)	$(336,003)
Depreciation and amortization	268,649	3,498
Provision for bad debts	244,041
Stock-based compensation		1,456,568
Expenses paid by shareholder and donated to the company	11,185	-
Tenant improvement allowance	(51,334)	-
Adjustments to reconcile net loss to net cash
provided by operating activities:
Accounts receivable	(337,045)	(398,587)
Prepaid expenses	118,106	(205,028)
Accounts receivable, related party	8,750	(8,750)
Accounts payable and accrued expenses	292,431	358,991
Accounts payable, related party	(14,820)	14,820
Advancement to officers - non-interest bearing	107,851	(107,851)
Deferred rent liability	223,717	12,759
Net cash provided by operating activities	477,221	790,417

Cash flows from investing activities:
Purchases of property and equipment	(721,610)	(31,949)
Net cash (used in) investing activities	(721,610)	(31,949)

Cash flows from financing activities:
Proceeds from notes payable, related party	700,000	333,516
Repayment of note payable to related party	(333,516)	-
Member capital contribution	-	1,180,748
Distributions to member	-	(2,128,288)
Net cash provided by (used in) financing activities	366,484	(614,024)

Net increase (decrease) in cash	122,095	144,444

Cash, beginning of period	241,077	96,633

Cash, end of period	$363,172	$241,077

Supplemental Disclosure of Non-Cash Financing Activities:
Leasehold improvements paid for with tenant improvement allowance	$790,550	$-
Shares issued for intangible assets acquired	$2,908,200	$-

Cash paid for:
Interest	$45,571	$-
Taxes	$-	$-